UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (812) 464-1294
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the closing on May 1, 2025 of the merger of Bremer Financial Corporation (“Bremer”), a Minnesota corporation, with and into Old National Bancorp (“Old National”), an Indiana corporation (the “Merger”), with Old National as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of November 25, 2024 (the “Merger Agreement”), by and among Old National, Bremer and ONB Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of Old National.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2025, Old National Bancorp completed its previously-announced Merger with Bremer pursuant to the Merger Agreement.

Immediately following the Merger, and also effective as of May 1, 2025, Bremer’s wholly owned banking subsidiary, Bremer Bank, National Association, merged with and into Old National’s wholly owned banking subsidiary, Old National Bank (the “Bank Merger”), with Old National Bank continuing as the surviving bank in the Bank Merger.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, no par value per share, of Bremer, and each share of Class B common stock, no par value per share, of Bremer, issued and outstanding immediately prior to the Effective Time, was converted into the right to receive (i) 4.182 shares of common stock, no par value, of Old National (“Old National Common Stock”), (ii) $26.22 in cash without interest, and (iii) cash in lieu of fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The issuance of shares of Old National Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-284281) filed by Old National with the Securities and Exchange Commission (the “SEC”) and declared effective on January 31, 2025 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, on May 1, 2025, Old National assumed Bremer’s obligations with respect to approximately $61.9 million in aggregate principal amount of junior subordinated debt securities due June 1, 2036 (the “Notes”) issued by Bremer on June 1, 2006.

The supplemental indenture pursuant to which Old National assumed the Notes, as well as the original indenture pursuant to which the Notes were issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. Old National agrees to furnish a copy of such indenture to the SEC upon request.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

As previously disclosed in the Current Report on Form 8-K filed by Old National with the SEC on November 25, 2024, concurrently with the execution and delivery of the Merger Agreement, Old National and each of the trustees (in such capacities, the “Trustees”) of the Otto Bremer Trust, a trust created under a trust instrument dated May 22, 1944 and governed by the laws of Minnesota (the “Trust”), entered into an investor agreement (the “Investor Agreement”), effective as of the Effective Time.

In accordance with the terms of the Investor Agreement and the By-Laws Amendment (as defined in Item 5.03 below), as of the Effective Time, the number of directors that comprise the full board of directors of Old National (the “Board”) was increased by one director to a total of 16 directors, and one of the trustees of the Trust, Daniel C. Reardon, was appointed by the Board to fill the vacancy resulting from the increase in the size of the Board. Mr. Reardon was appointed to serve a term until the annual meeting of shareholders of Old National in 2026. He was also appointed by the Board to serve as a member of the Board’s Audit Committee.

Mr. Reardon will serve on the Board and the Audit Committee in accordance with Old National’s corporate governance guidelines and standards applicable to all directors and will receive compensation for his service on the Board and the Audit Committee on the same basis as other non-employee directors, as described under “Director Compensation” in Old National’s 2025 Proxy Statement filed with the SEC on April 4, 2025.

Other than pursuant to the Investor Agreement, there are no arrangements between Mr. Reardon and any other person pursuant to which Mr. Reardon was selected as a director. There are no transactions in which Mr. Reardon has an interest that require disclosure under Item 404(a) of Regulation S-K.

Mr. Reardon is the co-CEO and a trustee of the Trust and has more than 20 years of experience in executive management, banking and philanthropy. He also served on the boards of directors of Bremer and Bremer Bank.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 1, 2025, the Amended and Restated By-Laws of Old National, dated February 21, 2024 (the “Amended and Restated By-Laws”), were amended to increase the size of the Board from 15 to 16 directors (the “By-Laws Amendment”), with Mr. Reardon appointed, as described above, to fill the vacancy created by such amendment.

The foregoing summary and referenced description of the By-Laws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws and the By-Laws Amendment, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On May 1, 2025, Old National issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements of Bremer required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated November 25, 2024, among Old National Bancorp, Bremer Financial Corporation and ONB Merger Sub, Inc. (the schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K) (incorporated by reference to Exhibit 2.1 of Old National’s Current Report on Form 8-K filed with the SEC on November 25, 2024).
3.1	Amended and Restated By-Laws of Old National Bancorp, effective February 21, 2024 (incorporated by reference to Exhibit 3.1 of Old National’s Current Report on Form 8-K filed with the SEC on February 27, 2024).
3.2	Amendment to Amended and Restated By-Laws of Old National Bancorp, dated May 1, 2025.
99.1	Press Release of Old National, dated May 1, 2025.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary